                                                                       Exhibit J


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report for Trust for Credit Unions dated October 13, 1999 (and to all references to our firm) included or incorporated by reference in Post-Effective Amendment No. 22 and Amendment No. 24 to Registration Statement File Nos. 33-18781 and 811-5407, respectively.



                                                             ARTHUR ANDERSEN LLP



Boston, Massachusetts
November 17, 1999